Exhibit 99.1

KELLY SERVICES® REPORTS
THIRD QUARTER EARNINGS

Financial Highlights

•	Q3 revenue down 5.6%; down 4.8% in constant currency

•	Q3 operating earnings down 22% from last year

•	Q3 loss per share of $0.27 compared to earnings of $0.84, or $0.43 compared to $0.56 last year excluding the impact of gains and losses on Persol shares

TROY, MI (November 6, 2019) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the third quarter of 2019.

Peter W. Quigley, President and Chief Executive Officer, announced revenue for the third quarter of 2019 totaled $1.3 billion, a 5.6% decrease, or 4.8% in constant currency, compared to the corresponding quarter of 2018. Third quarter 2019 results include the impact of the January 2019 acquisitions of NextGen and Global Technology Associates, providers of specialty engineering talent to the U.S. telecommunications industry. Excluding the recent acquisitions, adjusted revenue declined 8.2% in the third quarter, or 7.5% in constant currency.

Earnings from operations for the third quarter of 2019 totaled $17.1 million, compared to the $21.9 million reported for the third quarter of 2018.

Diluted loss per share in the third quarter of 2019 was $0.27 compared to earnings per share of $0.84 in the third quarter of 2018. Included in the loss per share in the third quarter of 2019 is the unfavorable impact of $0.70 due to the non-cash after-tax loss on our investment in Persol Holdings common stock compared to a gain of $0.28 in the third quarter of 2018.

"It was a challenging quarter as our newly restructured U.S. branch operations sought to capture high-value growth amidst a sluggish manufacturing sector and a tight labor market,” noted Quigley. “Despite pressure on the top line, we delivered improvements in GP rate, saw strong performance in our specialty acquisitions, and effectively contained costs. Our forward focus is on balancing the value-and-volume equation in our portfolio; managing expenses to align with revenue; and advancing our specialty talent solutions strategy.”

Kelly also reported that on November 5, 2019 its board of directors declared a dividend of $0.075 per share. The dividend is payable December 5, 2019 to shareholders of record as of the close of business on November 20, 2019.

In conjunction with its third quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on November 6 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254

The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®
Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ more than 500,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2018 was $5.5 billion. Visit kellyservices.com and let us help with what’s next for you.

KLYA-FIN

# # #

ANALYST & MEDIA CONTACT:
James Polehna
(248) 244-4586
james_polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED SEPTEMBER 29, 2019 AND SEPTEMBER 30, 2018
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2019	2018	Change		Change	Change

Revenue from services	$1,267.7	$1,342.4	$(74.7)		(5.6)%	(4.8)%

Cost of services	1,040.0	1,103.3	(63.3)		(5.7)

Gross profit	227.7	239.1	(11.4)		(4.8)	(4.1)

Selling, general and administrative expenses	210.6	217.2	(6.6)		(3.0)	(2.4)

Earnings from operations	17.1	21.9	(4.8)		(22.2)

Gain (loss) on investment in Persol Holdings	(39.3)	15.8	(55.1)		NM

Other income (expense), net	(0.2)	(0.7)	0.5		75.5

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(22.4)	37.0	(59.4)		NM

Income tax expense (benefit)	(12.8)	5.9	(18.7)		(314.8)

Net earnings (loss) before equity in net earnings (loss) of affiliate	(9.6)	31.1	(40.7)		NM

Equity in net earnings (loss) of affiliate	(0.9)	2.0	(2.9)		NM

Net earnings (loss)	$(10.5)	$33.1	$(43.6)		NM

Basic earnings (loss) per share	$(0.27)	$0.84	$(1.11)		NM
Diluted earnings (loss) per share	$(0.27)	$0.84	$(1.11)		NM

STATISTICS:

Permanent placement income (included in revenue from services)	$15.1	$18.4	$(3.3)		(18.3)%	(17.3)%

Gross profit rate	18.0%	17.8%	0.2	pts.

Conversion rate	7.5	9.2	(1.7)

% Return:
Earnings from operations	1.3	1.6	(0.3)
Net earnings (loss)	(0.8)	2.5	(3.3)

Effective income tax rate	57.3%	16.1%	41.2	pts.

Average number of shares outstanding (millions):
Basic	39.1	38.8
Diluted	39.1	38.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED SEPTEMBER 29, 2019 AND SEPTEMBER 30, 2018
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2019	2018	Change		Change	Change

Revenue from services	$4,017.8	$4,099.2	$(81.4)		(2.0)%	(0.7)%

Cost of services	3,294.5	3,381.4	(86.9)		(2.6)

Gross profit	723.3	717.8	5.5		0.8	1.9

Selling, general and administrative expenses	666.9	663.5	3.4		0.5	1.6

Gain on sale of assets	12.3	—	12.3		NM

Earnings from operations	68.7	54.3	14.4		26.3

Gain (loss) on investment in Persol Holdings	35.1	(13.0)	48.1		NM

Other income (expense), net	(1.1)	(1.8)	0.7		38.2

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	102.7	39.5	63.2		159.2

Income tax expense (benefit)	6.3	(3.3)	9.6		293.3

Net earnings (loss) before equity in net earnings (loss) of affiliate	96.4	42.8	53.6		125.0

Equity in net earnings (loss) of affiliate	(1.0)	4.0	(5.0)		NM

Net earnings	$95.4	$46.8	$48.6		103.6

Basic earnings per share	$2.42	$1.20	$1.22		101.7
Diluted earnings per share	$2.41	$1.19	$1.22		102.5

STATISTICS:

Permanent placement income (included in revenue from services)	$46.7	$52.3	$(5.6)		(10.9)%	(8.6)%

Gross profit rate	18.0%	17.5%	0.5	pts.

Conversion rate	9.5	7.6	1.9

% Return:
Earnings from operations	1.7	1.3	0.4
Net earnings	2.4	1.1	1.3

Effective income tax rate	6.1%	(8.2)%	14.3	pts.

Average number of shares outstanding (millions):
Basic	39.0	38.7
Diluted	39.2	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2019	2018	Change		Change
Americas Staffing
Revenue from services	$516.0	$561.8	(8.1)%		(8.0)%
Gross profit	93.9	106.0	(11.3)		(11.2)
SG&A expenses excluding restructuring charges	89.9	91.2	(1.3)		(1.2)
Restructuring charges	(0.1)	—	NM		NM
Total SG&A expenses	89.8	91.2	(1.4)		(1.3)
Earnings from operations	4.1	14.8	(72.6)
Earnings from operations excluding restructuring charges	4.0	14.8	(73.1)

Gross profit rate	18.2%	18.9%	(0.7)	pts.
Conversion rate	4.3	14.0	(9.7)
Conversion rate excluding restructuring charges	4.2	14.0	(9.8)
Return on sales	0.8	2.6	(1.8)
Return on sales excluding restructuring charges	0.8	2.6	(1.8)

Global Talent Solutions
Revenue from services	$502.5	$507.6	(1.0)%		(0.8)%
Gross profit	99.6	97.3	2.3		2.8
Total SG&A expenses	71.2	73.2	(2.8)		(2.4)
Earnings from operations	28.4	24.1	18.0

Gross profit rate	19.8%	19.2%	0.6	pts.
Conversion rate	28.5	24.7	3.8
Return on sales	5.6	4.7	0.9

International Staffing
Revenue from services	$252.9	$277.2	(8.8)%		(5.8)%
Gross profit	34.7	36.4	(4.8)		(1.8)
Total SG&A expenses	31.2	31.6	(0.9)		2.1
Earnings from operations	3.5	4.8	(29.6)

Gross profit rate	13.7%	13.2%	0.5	pts.
Conversion rate	9.9	13.5	(3.6)
Return on sales	1.4	1.8	(0.4)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2019	2018	Change		Change
Americas Staffing
Revenue from services	$1,740.1	$1,770.1	(1.7)%		(1.4)%
Gross profit	319.9	322.5	(0.8)		(0.6)
SG&A expenses excluding restructuring charges	278.6	273.8	1.7		2.0
Restructuring charges	5.6	—	NM		NM
Total SG&A expenses	284.2	273.8	3.8		4.1
Earnings from operations	35.7	48.7	(26.7)
Earnings from operations excluding restructuring charges	41.3	48.7	(15.1)

Gross profit rate	18.4%	18.2%	0.2	pts.
Conversion rate	11.2	15.1	(3.9)
Conversion rate excluding restructuring charges	12.9	15.1	(2.2)
Return on sales	2.1	2.8	(0.7)
Return on sales excluding restructuring charges	2.4	2.8	(0.4)

Global Talent Solutions
Revenue from services	$1,509.4	$1,494.1	1.0%		1.4%
Gross profit	299.7	281.8	6.3		7.0
Total SG&A expenses	220.2	224.0	(1.7)		(1.0)
Earnings from operations	79.5	57.8	37.5

Gross profit rate	19.9%	18.9%	1.0	pts.
Conversion rate	26.5	20.5	6.0
Return on sales	5.3	3.9	1.4

International Staffing
Revenue from services	$779.9	$848.5	(8.1)%		(3.0)%
Gross profit	105.4	115.4	(8.7)		(3.6)
Total SG&A expenses	95.1	99.2	(4.0)		1.0
Earnings from operations	10.3	16.2	(36.9)

Gross profit rate	13.5%	13.6%	(0.1)	pts.
Conversion rate	9.7	14.1	(4.4)
Return on sales	1.3	1.9	(0.6)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	September 29, 2019	December 30, 2018	September 30, 2018
Current Assets
Cash and equivalents	$22.8	$35.3	$20.8
Trade accounts receivable, less allowances of
$12.2, $13.2, and $12.4, respectively	1,262.3	1,293.3	1,294.0
Prepaid expenses and other current assets	80.7	71.9	68.0
Total current assets	1,365.8	1,400.5	1,382.8

Noncurrent Assets
Property and equipment, net	82.7	86.3	85.0
Operating lease right-of-use assets	62.2	—	—
Deferred taxes	221.0	198.7	196.5
Goodwill	127.8	107.3	107.3
Investment in Persol Holdings	174.9	135.1	213.6
Investment in equity affiliate	120.4	121.3	120.3
Other assets	321.5	265.2	287.6
Total noncurrent assets	1,110.5	913.9	1,010.3

Total Assets	$2,476.3	$2,314.4	$2,393.1

Current Liabilities
Short-term borrowings	$17.5	$2.2	$8.1
Accounts payable and accrued liabilities	484.6	540.6	497.0
Operating lease liabilities	19.8	—	—
Accrued payroll and related taxes	285.3	266.0	304.7
Accrued workers' compensation and other claims	25.1	26.0	25.9
Income and other taxes	67.7	62.7	66.5
Total current liabilities	900.0	897.5	902.2

Noncurrent Liabilities
Operating lease liabilities	45.3	—	—
Accrued workers' compensation and other claims	48.7	50.5	50.2
Accrued retirement benefits	179.0	162.9	186.9
Other long-term liabilities	55.5	44.0	68.0
Total noncurrent liabilities	328.5	257.4	305.1

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(21.3)	(26.0)	(27.3)
Paid-in capital	22.3	24.4	25.0
Earnings invested in the business	1,224.6	1,138.1	1,165.0
Accumulated other comprehensive income (loss)	(17.9)	(17.1)	(17.0)
Total stockholders' equity	1,247.8	1,159.5	1,185.8

Total Liabilities and Stockholders' Equity	$2,476.3	$2,314.4	$2,393.1

STATISTICS:
Working Capital	$465.8	$503.0	$480.6
Current Ratio	1.5	1.6	1.5
Debt-to-capital %	1.4%	0.2%	0.7%
Global Days Sales Outstanding	59	55	58
Year-to-Date Free Cash Flow	$60.4	$35.8	$15.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED SEPTEMBER 29, 2019 AND SEPTEMBER 30, 2018
(UNAUDITED)
(In millions of dollars)

	2019	2018
Cash flows from operating activities:
Net earnings	$95.4	$46.8
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation and amortization	23.8	19.5
Operating lease asset amortization	16.9	—
Provision for bad debts	3.2	1.3
Stock-based compensation	4.7	6.7
(Gain) loss on investment in Persol Holdings	(35.1)	13.0
(Gain) loss on sale of assets	(12.3)	—
Equity in net (earnings) loss of PersolKelly Asia Pacific	1.0	(4.0)
Other, net	(1.0)	(1.0)
Changes in operating assets and liabilities, net of acquisitions	(22.4)	(49.0)

Net cash from operating activities	74.2	33.3

Cash flows from investing activities:
Capital expenditures	(13.8)	(17.9)
Acquisition of companies, net of cash received	(86.4)	—
Investment in equity securities	(1.0)	(5.0)
Loans to equity affiliate	(4.4)	(2.9)
Proceeds from sale of assets	13.8	—
Proceeds from company-owned life insurance	3.0	—
Other investing activities	—	(0.8)

Net cash used in investing activities	(88.8)	(26.6)

Cash flows from financing activities:
Net change in short-term borrowings	15.2	(1.9)
Financing lease payments	(0.4)	—
Dividend payments	(8.9)	(8.8)
Payments of tax withholding for stock awards	(2.3)	(6.3)

Net cash from (used in) financing activities	3.6	(17.0)

Effect of exchange rates on cash, cash equivalents and restricted cash	(0.5)	(0.7)

Net change in cash, cash equivalents and restricted cash	(11.5)	(11.0)
Cash, cash equivalents and restricted cash at beginning of period	40.1	36.9

Cash, cash equivalents and restricted cash at end of period	$28.6	$25.9

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Americas, International and GTS)

			%	CC %
	2019	2018	Change	Change

Americas
United States	$903.2	$942.5	(4.2)%	(4.2)%
Canada	34.6	37.0	(6.5)	(5.5)
Mexico	32.4	32.3	0.6	3.1
Puerto Rico	18.8	28.2	(33.2)	(33.2)
Brazil	8.4	8.1	3.1	4.3
Total Americas	997.4	1,048.1	(4.8)	(4.7)

EMEA
France	59.7	68.8	(13.4)	(9.4)
Switzerland	50.6	53.8	(6.0)	(5.8)
Portugal	44.0	48.2	(8.5)	(4.2)
Russia	29.9	24.0	24.2	22.4
United Kingdom	24.9	28.1	(11.3)	(6.2)
Italy	18.5	18.3	0.9	5.6
Germany	11.5	13.8	(16.4)	(12.5)
Ireland	7.1	11.3	(36.7)	(33.9)
Other	16.6	21.8	(24.0)	(19.5)
Total EMEA	262.8	288.1	(8.8)	(5.8)

Total APAC	7.5	6.2	19.8	25.9

Total Kelly Services, Inc.	$1,267.7	$1,342.4	(5.6)%	(4.8)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Americas, International and GTS)

			%	CC %
	2019	2018	Change	Change

Americas
United States	$2,913.4	$2,898.4	0.5%	0.5%
Canada	100.8	107.6	(6.3)	(3.3)
Mexico	89.6	92.7	(3.3)	(2.2)
Puerto Rico	57.6	74.2	(22.3)	(22.3)
Brazil	25.1	26.6	(5.9)	3.9
Total Americas	3,186.5	3,199.5	(0.4)	(0.2)

EMEA
France	188.6	212.7	(11.4)	(5.8)
Switzerland	150.0	156.3	(4.1)	(1.8)
Portugal	135.5	150.5	(9.9)	(4.3)
Russia	84.1	75.7	11.1	17.3
United Kingdom	81.6	85.6	(4.6)	1.2
Italy	59.8	58.1	2.9	9.4
Germany	32.5	45.0	(27.8)	(23.2)
Ireland	28.1	34.3	(17.9)	(12.7)
Other	51.5	64.6	(20.3)	(14.5)
Total EMEA	811.7	882.8	(8.1)	(3.0)

Total APAC	19.6	16.9	16.0	23.9

Total Kelly Services, Inc.	$4,017.8	$4,099.2	(2.0)%	(0.7)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
THIRD QUARTER
(UNAUDITED)
(In millions of dollars)

	2019				2018
Revenue from Services:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$516.0	$—	$(20.0)	$496.0	$561.8
Global Talent Solutions	502.5	—	(15.8)	486.7	507.6
International Staffing	252.9	—	—	252.9	277.2
Intersegment	(3.7)	—	—	(3.7)	(4.2)
Total Company	$1,267.7	$—	$(35.8)	$1,231.9	$1,342.4

	2019				2018
Gross Profit:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$93.9	$—	$(6.6)	$87.3	$106.0
Global Talent Solutions	99.6	—	(3.3)	96.3	97.3
International Staffing	34.7	—	—	34.7	36.4
Intersegment	(0.5)	—	—	(0.5)	(0.6)
Total Company	$227.7	$—	$(9.9)	$217.8	$239.1

	2019				2018
SG&A Expenses:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$89.8	$0.1	$(4.9)	$85.0	$91.2
Global Talent Solutions	71.2	—	(2.0)	69.2	73.2
International Staffing	31.2	—	—	31.2	31.6
Corporate	18.9	—	—	18.9	21.8
Intersegment	(0.5)	—	—	(0.5)	(0.6)
Total Company	$210.6	$0.1	$(6.9)	$203.8	$217.2

	2019					2018
Earnings from Operations:	As Reported	Restructuring(2)	Acquisitions(3)	Gain on sale of assets(4)	Adjusted	As Reported
Americas Staffing	$4.1	$(0.1)	$(1.7)	$—	$2.3	$14.8
Global Talent Solutions	28.4	—	(1.3)	—	27.1	24.1
International Staffing	3.5	—	—	—	3.5	4.8
Corporate	(18.9)	—	—	—	(18.9)	(21.8)
Total Company	$17.1	$(0.1)	$(3.0)	$—	$14.0	$21.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SEPTEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2019				2018
Revenue from Services:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$1,740.1	$—	$(62.9)	$1,677.2	$1,770.1
Global Talent Solutions	1,509.4	—	(48.2)	1,461.2	1,494.1
International Staffing	779.9	—	—	779.9	848.5
Intersegment	(11.6)	—	—	(11.6)	(13.5)
Total Company	$4,017.8	$—	$(111.1)	$3,906.7	$4,099.2

	2019				2018
Gross Profit:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$319.9	$—	$(19.8)	$300.1	$322.5
Global Talent Solutions	299.7	—	(10.3)	289.4	281.8
International Staffing	105.4	—	—	105.4	115.4
Intersegment	(1.7)	—	—	(1.7)	(1.9)
Total Company	$723.3	$—	$(30.1)	$693.2	$717.8

	2019				2018
SG&A Expenses:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$284.2	$(5.6)	$(14.9)	$263.7	$273.8
Global Talent Solutions	220.2	—	(5.7)	214.5	224.0
International Staffing	95.1	—	—	95.1	99.2
Corporate	69.1	—	—	69.1	68.4
Intersegment	(1.7)	—	—	(1.7)	(1.9)
Total Company	$666.9	$(5.6)	$(20.6)	$640.7	$663.5

	2019					2018
Earnings from Operations:	As Reported	Restructuring(2)	Acquisitions(3)	Gain on sale of assets(4)	Adjusted	As Reported
Americas Staffing	$35.7	$5.6	$(4.9)	$—	$36.4	$48.7
Global Talent Solutions	79.5	—	(4.6)	—	74.9	57.8
International Staffing	10.3	—	—	—	10.3	16.2
Corporate	(56.8)	—	—	(12.3)	(69.1)	(68.4)
Total Company	$68.7	$5.6	$(9.5)	$(12.3)	$52.5	$54.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2019	2018	2019	2018
Income tax expense (benefit)	$(12.8)	$5.9	$6.3	$(3.3)
Taxes on investment in Persol Holdings(1)	12.1	(4.9)	(10.7)	4.0
Taxes on restructuring charges(2)	—	—	1.5	—
Taxes on acquisitions(3)	(0.8)	—	(2.4)	—
Taxes on gain on sale of assets(4)	—	—	(3.3)	—
Adjusted income tax expense (benefit)	$(1.5)	$1.0	$(8.6)	$0.7

	Third Quarter		September Year to Date
	2019	2018	2019	2018
Net earnings (loss)	$(10.5)	$33.1	$95.4	$46.8
(Gain) loss on investment in Persol Holdings, net of taxes(1)	27.2	(10.9)	(24.4)	9.0
Restructuring charges, net of taxes(2)	(0.1)	—	4.1	—
Net earnings from acquisitions(3)	(2.2)	—	(7.1)	—
Gain on sale of assets, net of taxes(4)	—	—	(9.0)	—
Adjusted net earnings	$14.4	$22.2	$59.0	$55.8

	Third Quarter		September Year to Date
	2019	2018	2019	2018
	Per Share		Per Share
Net earnings (loss)	$(0.27)	$0.84	$2.41	$1.19
(Gain) loss on investment in Persol Holdings, net of taxes(1)	0.70	(0.28)	(0.62)	0.23
Restructuring charges, net of taxes(2)	—	—	0.11	—
Acquisitions, net of taxes(3)	(0.05)	—	(0.18)	—
Gain on sale of assets, net of taxes(4)	—	—	(0.23)	—
Adjusted net earnings	$0.37	$0.56	$1.50	$1.42

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2019 and 2018 gains and losses on the investment in Persol Holdings, the 2019 restructuring charges, the 2019 acquisitions, and the 2019 gain on sale of assets are useful to understand the Company's fiscal 2019 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Additionally, the Company does not acquire businesses on a predictable cycle and the terms of each acquisition are unique and may vary significantly. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The gains and losses on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense and benefit.

(2) Restructuring charges in 2019 represent severance costs primarily related to U.S. branch-based staffing operations.

(3) NextGen and GTA were acquired on January 2, 2019, and were included in the reported results of operations of Americas Staffing and GTS segments, respectively, from the date of acquisition.

(4) Gain on sale of assets primarily represents the excess of the proceeds over the cost of an unused parcel of land located near the Company headquarters sold during the second quarter of 2019.